UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  November 21, 2006
(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street
Suite 600
Reno, Nevada 89501
(Address of principal executive offices and zip code)

(775) 786-5527
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02
and 8.01	Results of Operations and Financial Condition and Other Events.

JDCC’s net income was $73.8 million for the quarter and $291.2 million for the year, compared with $68.8 million and $274.7 million for the respective periods last year. Results for both periods benefited from growth in the portfolio, partially offset by narrower financing spreads and a higher provision for credit losses.

Net receivables and leases financed by JDCC were $17.576 billion at October 31, 2006, compared with $15.906 billion one year ago. Net receivables and leases administered, which include receivables previously sold, totaled $18.529 billion at October 31, 2006, compared with $17.625 billion one year ago.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits

	(99.1)	Press release and supplemental financial information of Deere & Company (Filed herewith)

Items 2.02 and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

The schedules of Deere & Company Other Financial Information (Exhibit 99.2) and Fourth Quarter 2006 Earnings Conference Call information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 21, 2006, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Marc A. Howze
Marc A. Howze Secretary
Dated: November 21, 2006

Exhibit Index

Number and Description of Exhibit

(99.1)

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Item 9.01 of Deere & Company’s Current Report on Form 8-K dated November 21, 2006, file number (1-4121)). (Filed herewith)

(99.2)

Other Financial Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 21, 2006, file number (1-4121)). (Furnished herewith)

(99.3)

Fourth Quarter 2006 Earnings Conference Call information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 21, 2006, file member (1-4121). (Furnished herewith)